SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2012

                    PATRIOT TRANSPORTATION HOLDING, INC.
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       (Exact name of registrant as specified in its charter)



        FLORIDA
0-17554
59-2924957
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    (State or other          (Commission           (I.R.S. Employer
     jurisdiction             File Number)        Identification No.)
     of incorporation)
(Commission





501 Riverside Avenue, Suite 500
Jacksonville, Florida

32202

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(Address of principal executive offices)	    (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  CURRENT REPORT ON FORM 8-K

             PATRIOT TRANSPORTATION HOLDING, INC.

                     February 15, 2012


ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On February 15, 2012, FRP Manassas, LLC, a wholly owned subsidiary of the Company, received an executed agreement to sell
15.18 acres of land located in the Patriot Business Center in Manassas, Virginia to the Potomac and Rappahannock Transportation Commission (the "Purchaser") for a purchase price of $4,774,577. The closing of the sale is anticipated to occur during the third quarter of fiscal 2013 and is contingent upon Purchaser's receipt of permits, approvals and federal funding necessary for Purchaser's intended use of the property as a bus operations and maintenance facility.



                             SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  February 15, 2012	By:  /s/ John D. Milton, Jr.

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				John D. Milton, Jr.
				Vice President, and Chief Financial
                                Officer



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